UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 11, 2015 (December 11, 2015)

Date of Report (Date of earliest event reported)

DENTSPLY International Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16211	39-1434669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 West Philadelphia Street, York, Pennsylvania	17405-0872
(Address of principal executive offices)	(Zip Code)

(717) 845-7511
(Registrant‘s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 11, 2015, DENTSPLY International Inc. (the “Company”) entered into a Note Purchase Agreement pursuant to which the Company has agreed to issue and sell, in a private placement, CHF295,500,000 and €289,000,000 aggregate principal amount of the Company’s senior notes in thirteen series (collectively, the “Private Placement Notes”). The Private Placement Notes will be issued on three closing dates. The first closing date occurred on December 11, 2015, and involved the issuance of CHF25,000,000 aggregate principal amount of the Company’s 0.86% Series A Senior Notes due December 11, 2025 (the “Series A Notes”), €30,000,000 aggregate principal amount of the Company’s 2.05% Series B Senior Notes due December 11, 2025 (the “Series B Notes”), €67,000,000 aggregate principal amount of the Company's 2.05% Series C Senior Notes due December 11, 2025 (the “Series C Notes”), CHF7,500,000 aggregate principal amount of the Company’s 1.02% Series D Senior Notes due December 11, 2027 (the “Series D Notes”) and €15,000,000 aggregate principal amount of the Company’s 2.24% Series E Senior Notes due December 11, 2027 (the “Series E Notes”). The second closing date is expected to occur on February 19, 2016, and will consist of the issuance of €11,000,000 aggregate principal amount of the Company’s 2.05% Series F Senior Notes due February 19, 2026 (the “Series F Notes”), €15,000,000 aggregate principal amount of 2.05% Series G Senior Notes due February 19, 2026 (the “Series G Notes”) and €45,000,000 aggregate principal amount of the Company’s 2.45% Series H Senior Notes due February 19, 2031 (the “Series H Notes”). The third closing date is expected to occur on August 15, 2016, and will consist of the issuance of CHF58,000,000 aggregate principal amount of the Company’s 1.01% Series I Senior Notes due August 15, 2026 (the “Series I Notes”), €40,000,000 aggregate principal amount of the Company’s 2.25% Series J Senior Notes due August 15, 2026 (the “Series J Notes”), €66,000,000 aggregate principal amount of the Company’s 2.25% Series K Senior Notes due August 15, 2026 (the “Series K Notes”), CHF140,000,000 aggregate principal amount of the Company's 1.17% Series L Senior Notes due August 15, 2028 (the “Series L Notes”) and CHF65,000,000 aggregate principal amount of the Company’s 1.33% Series M Senior Notes due August 15, 2031 (the “Series M Notes”). The proceeds from the Private Placement Notes will be used to refinance existing indebtedness and for general corporate purposes.

The Note Purchase Agreement provides for certain covenants, including limitations on the ability of the Company and its subsidiaries, as applicable, to engage in mergers, consolidations, asset sales and transactions with affiliates, or to incur liens or subsidiary debt, in each case subject to exceptions. The Note Purchase Agreement also contains financial covenants that, among other things, require the Company to maintain a leverage ratio of not more than 0.60 to 1.00 as of the last day of any fiscal quarter and an interest coverage ratio of not less than 3.00 to 1.00 for any period of four consecutive fiscal quarters. The Company may redeem the Private Placement Notes upon the satisfaction of certain conditions and the payment of a make-whole amount to noteholders, and is required to offer to prepay the Private Placement Notes following the occurrence of a change of control. The Note Purchase Agreement provides for various events of default.

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Interest the Series A Notes and the Series D Notes is payable annually on December 11, commencing on December 11, 2016. Interest the Series I Notes, the Series L Notes and the Series M Notes is payable annually on August 15, commencing on August 15, 2017. Interest on the Series B Notes, the Series C Notes and the Series E Notes is payable semiannually on June 11 and December 11, commencing on June 11, 2016. Interest the Series F Notes, the Series G Notes and the Series H Notes is payable semiannually on February 19 and August 19, commencing on August 19, 2016. Interest on the Series J Notes and the Series K Notes is payable semiannually on February 15 and August 15, commencing on February 15, 2017. Interest on the Private Placement Notes will be computed on the basis of a 360-day year of twelve 30-day months.

The foregoing summary of the Private Placement Notes is qualified in its entirety by reference to the full text of the Note Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

A copy of the news release issued by the Company on December 11, 2015 announcing entry into the Note Purchase Agreement is filed as Exhibit 99.2 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation of a Registrant

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events

Increase in the Maximum Tender Cap

On December 11, 2015, the Company announced that it had increased the Maximum Tender Cap in respect of the Company’s previously announced tender offer (the “Tender Offer”) for its outstanding 4.125% Senior Notes due 2021 (the “4.125% Notes”) from US$150,000,000 to US$153,876,000. A copy of the news release issued by the Company on December 11, 2015 announcing the increase in the Maximum Tender Cap is filed as Exhibit 99.1 to this Form 8-K.

Consummation of Tender Offer

On December 11, 2015, the Company announced the consummation of the Tender Offer. Pursuant to the Tender Offer, on December 11, 2015, the Company repurchased US$153,876,000 aggregate principal amount of its 4.125% Notes for an aggregate purchase price of US$163,925,898.07. A copy of the news release issued by the Company on December 11, 2015 announcing the consummation of the Tender Offer is filed as Exhibit 99.2 to this Form 8-K.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Note Purchase Agreement, dated December 11, 2015, by and among the Company and the purchasers listed in Schedule A thereto

99.1	Press release announcing expiration of Tender Offer and increase of Maximum Tender Cap, dated December 11, 2015

99.2	Press release announcing entry into the Note Purchase Agreement and consummation of the Tender Offer, dated December 11, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTPSLY International Inc.

December 11, 2015	By	/s/ Christopher T. Clark
Christopher T. Clark
President and
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
10.1	Note Purchase Agreement, dated December 11, 2015, by and among the Company and the purchasers listed in Schedule A thereto

99.1	Press release announcing expiration of Tender Offer and increase of Maximum Tender Cap, dated December 11, 2015

99.2	Press release announcing entry into the Note Purchase Agreement and consummation of the Tender Offer, dated December 11, 2015

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